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                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C.  20549



                               FORM 8-K



                        Current Report Pursuant
                     to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934



     Date of Report (Date of Earliest Event Reported):  October 15, 2003



                   AMLI RESIDENTIAL PROPERTIES TRUST
        ------------------------------------------------------
        (Exact Name of Registrant as Specified in its Charter)



                               Maryland
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            (State or Other Jurisdiction of Incorporation)



             1-12784                          36-3925916
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     (Commission File Number)    (I.R.S. Employer Identification No.)



125 South Wacker Drive, Suite 3100,
         Chicago, Illinois                       60606
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(Address of Principal Executive Offices)      (Zip Code)



                            (312) 443-1477
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         (Registrant's Telephone Number, Including Area Code)



                            Not Applicable
     -------------------------------------------------------------
     (Former Name or Former Address, if Changed Since Last Report)












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


ITEM 5.  OTHER EVENTS.

     On October 15, 2003, we filed revised prospectuses pursuant to Rule 424(b)(3) under the Securities Act of 1933 for certain registration statements. Revisions were made in order to update information contained in each prospectus, including the disclosure under "Federal Income Tax Considerations." In connection with the revised tax disclosure, Mayer, Brown, Rowe & Maw LLP, our counsel with respect to each offering, has revised and updated its opinion relating to certain tax matters. Each opinion has been filed as an exhibit to this report and is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA INFORMATION AND EXHIBITS.

     (c)   Exhibits.

           Exhibit No.      Document Description
           -----------      --------------------

           8.1 Tax Opinion of Mayer, Brown, Rowe & Maw LLP (Registration Statement No. 333-70076).

           8.2 Tax Opinion of Mayer, Brown, Rowe & Maw LLP (Registration Statement No. 333-74300).

           8.3 Tax Opinion of Mayer, Brown, Rowe & Maw LLP (Registration Statement No. 333-83923).










































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                              SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  AMLI RESIDENTIAL PROPERTIES TRUST



Dated:  October 15, 2003          By:  /s/ CHARLES C. KRAFT
                                       ------------------------------
                                       Name:  Charles C. Kraft
                                       Title: Senior Vice President





















































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


                             EXHIBIT INDEX



Exhibit
Number           Description
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8.1              Tax Opinion of Mayer, Brown, Rowe & Maw LLP
                 (Registration Statement No. 333-70076).

8.2              Tax Opinion of Mayer, Brown, Rowe & Maw LLP
                 (Registration Statement No. 333-74300).

8.3              Tax Opinion of Mayer, Brown, Rowe & Maw LLP
                 (Registration Statement No. 333-83923).






















































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